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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 16, 1998, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of ISS Group, Inc. for the registration of 2,400,000 shares of its common stock.


                                       /s/  Ernst & Young


Reading, England

February 10, 1999